UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM 8-K


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)     February 13, 2003

                     Frozen Food Express Industries, Inc.
            (Exact name of registrant as specified on its charter)



Texas                              1-10006                 75-1301831
(State or other jurisdiction of   (Commission File       (IRS Employer
incorporation or organization)     Number)             Identification Number)


                          1145 Empire Central Place
                               Dallas, Texas                75247-4309
                  (Address of principal executive offices)   (Zip Code)

                                (2l4) 630-8090
              (Registrant's telephone number, including area code)

                                      None
          (Former name, former address and former fiscal year, if changed since last report)



                                      INDEX

                           PART I - FINANCIAL INFORMATION

Page No.
--------
Item 1.         Change in Control of Registrant                  N/A

Item 2.         Acquisition or Disposition of Assets             N/A

Item 3.         Bankruptcies or Receiverships                    N/A

Item 4.         Changes in Registrant's Certifying Accountants   N/A

Item 5.         Other Events                                      3

Item 6.         Resignations of Registrant's Directors           N/A

Item 7.         Financial Statements and Exhibits                N/A

                Exhibit 99.1 Press Release                        4

Item 8.         Change in Fiscal Year                            N/A








Item 5.	OTHER EVENTS

		On February 13, 2003 the Registrant issued a press release announcing changes among its board of directors. A copy of the press release is filed herewith as Exhibit 99.1.


Item 7. 	FINANCIAL STATEMENTS AND EXHIBITS

	C.	Exhibits

          99.1 Press Release

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                  -----------------------------------------
                                                (Registrant)



February 18, 2003                    By:  /s/ F. Dixon McElwee, Jr.
                                     -------------------------------------
                                          F. Dixon McElwee, Jr.
                                          Senior Vice President
                                          Principal Financial
                                          and Accounting Officer